Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Seritage Growth Properties, a Maryland real estate investment trust (the “Company”), on Form 10-Q for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission (the “Report”), I, John Garilli, Interim Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Garilli
John Garilli Interim Chief Financial Officer (Principal Financial and Accounting Officer) November 12, 2024

A signed original of this written statement required by Section 906 has been provided to Seritage Growth Properties and will be retained by Seritage Growth Properties and furnished to the Securities and Exchange Commission or its staff upon request.